                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
[_]  Definitive Proxy Statement                 COMMISSION ONLY (AS PERMITTED BY
[_]  Definitive Additional Materials            RULE 14A-6(E)(2))
[_]  Soliciting Material under Rule 14a-12.


                      HARRIS ASSOCIATES INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1)   Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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

PRELIMINARY PROXY MATERIALS

                      HARRIS ASSOCIATES INVESTMENT TRUST
                           Two North LaSalle Street
                         Chicago, Illinois 60602-3790

August  , 2000

To Shareholders of The Oakmark Family of Funds:

  As we announced to you in July, our parent company (called "Nvest") has entered into an agreement to be acquired by CDC Asset Management (called "CDC AM"), a leading French financial institution, as more fully described in the enclosed proxy statement. As a result, we are soliciting your vote for approval of certain items as described in the enclosed proxy statement. Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed proxy card or following the instructions to vote via the Internet or a touch-tone phone.

Q. What are you asking me to vote on?

  The sole proposal relates to the investment advisory agreement for each Fund. The laws governing mutual funds generally require that when a fund's investment adviser undergoes a change in ownership, the advisory agreement with the fund will terminate. In order for The Oakmark Family of Funds to continue with Harris Associates L.P. as its investment adviser, shareholders of each Fund must approve a new investment advisory agreement.

  In July, the board of trustees of Harris Associates Investment Trust voted to amend the current investment advisory agreements to decrease the rates of advisory fees at various asset levels for each of The Oakmark Fund, The Oakmark Small Cap Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund. No changes were made to the fee schedules of The Oakmark Select Fund, The Oakmark Equity and Income Fund or The Oakmark Global Fund. None of these changes will increase the advisory fee that you pay when those investment advisory agreements become effective on October 1, 2000. A comparison of the current advisory fee schedule, the advisory fee schedule that will become effective as of October 1, 2000 and the advisory fee schedule that will take effect upon the completion of the CDC AM acquisition is found in the attached proxy statement.

  The proposed new investment advisory agreement for each Fund is identical to the investment advisory agreement for the Fund as it will be in effect on October 1,

2000 except for the date of the agreement and the initial term. Fees will not increase and no changes in portfolio managers of your Fund are contemplated.

Q. How will the CDC AM acquisition of Nvest affect The Oakmark Family of
    Funds?

  The transaction will not affect the daily operations of the Funds or the investment management activities of Harris Associates L.P. Harris Associates L.P. and the Funds will continue to operate autonomously, but will be part of a larger organization with the resources of CDC AM. We will continue to work to meet your expectations for consistent, competitive performance and high quality customer service. The Funds' investment objectives, strategies and portfolio managers are not expected to change as a result of the transaction.

Q: How do I vote?

  You can vote by mail, or you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

  If you own shares in more than one account, we have enclosed a separate card for each account in each Fund. These are not duplicate cards; it is important to vote each account represented by the proxy cards enclosed.

  Remember--Your Vote Counts!

  Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting. You may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

  Thank you for your cooperation in voting on this important proposal. If you have questions, please call our service center representatives toll-free at 1-800-OAKMARK (1-800-625-6275).

Sincerely,

Victor A. Morgenstern
Chairman of the Board of Trustees

                      Harris Associates Investment Trust
                           Two North LaSalle Street
                         Chicago, Illinois 60602-3790

                               The Oakmark Fund
                            The Oakmark Select Fund
                          The Oakmark Small Cap Fund
                      The Oakmark Equity and Income Fund
                            The Oakmark Global Fund
                        The Oakmark International Fund
                   The Oakmark International Small Cap Fund
                                 (the "Funds")

                   Notice of Special Meeting of Shareholders
                               October 11, 2000

  A Special Meeting of the shareholders of each Fund will be held on October 11, 2000 at 10:00 a.m. at the Conference Center, Two North LaSalle Street, Suite 620, Chicago, Illinois 60602:

    To approve a new Investment Advisory Agreement with Harris Associates L.P. for each Fund and to consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 28, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Trustees,

                                             Anita M. Nagler
                                             Secretary

August 28, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

                                PROXY STATEMENT

                      Harris Associates Investment Trust
                           Two North LaSalle Street
                         Chicago, Illinois 60602-3790

                               The Oakmark Fund
                            The Oakmark Select Fund
                          The Oakmark Small Cap Fund
                      The Oakmark Equity and Income Fund
                            The Oakmark Global Fund
                        The Oakmark International Fund
                   The Oakmark International Small Cap Fund
                                 (the "Funds")

  The Trustees of Harris Associates Investment Trust (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting") called to be held on October 11, 2000 at the Conference Center, Two North LaSalle Street, Chicago, Illinois 60602-3790. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on August 28, 2000 (the "Record Date") beginning on or about August 28, 2000.

  The only item of business that the Trustees expect will come before the Meeting is approval of a new Investment Advisory Agreement for each Fund (each Fund's "New Advisory Agreement") with Harris Associates L.P. (the "Adviser"). The reason the Trustees are proposing the New Advisory Agreement for each Fund is that the investment advisory agreement for each Fund will terminate when the Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreement of a mutual fund automatically terminates when the investment adviser or its parent company undergoes a significant change of ownership.) The Trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the New Advisory Agreement for each Fund, so that the Adviser can continue to manage each Fund, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Advisory Agreements would not be needed because the automatic termination of the investment advisory agreements would not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreements.

  Shareholders of each Fund will vote only with regard to the New Advisory Agreement for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Trustees recommend that the shareholders of each Fund vote to approve the New Advisory Agreement for their Fund.

 Description of the New Advisory Agreements

  The New Advisory Agreement for each Fund is identical to the investment advisory agreement for that Fund that will be in effect as of October 1, 2000 (the "Pre-acquisition Advisory Agreement"), except that the date of each New Advisory Agreement will be the date that CDC AM acquires Nvest and the initial term of each will be for the period ending October 31, 2001. Effective as of October 1, 2000, the investment advisory agreement for each of The Oakmark Fund, The Oakmark Small Cap Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund is being amended to reduce the rates of advisory fees paid by the Fund at various asset levels. The following chart shows, as a percentage of annual average net assets, the fee schedule for each Fund in effect through September 2000 and the fee schedule for each Fund that will be in effect as of October 1, 2000 and that would be applicable to the New Advisory Agreements:

         Fund                    Old Advisory Fees                  New Advisory Fees
         ----           ----------------------------------- ---------------------------------
Oakmark Fund            1.00% up to $2.5 billion;           1.00% up to $2 billion;
                        0.95% on the next $1.25 billion;    0.90% on the next $1 billion;
                        0.90% on the next $1.25 billion;    0.80% on the next $2 billion; and
                        0.85% over $5 billion; and          0.75% over $5 billion
                        0.80% over $10 billion
Select Fund             1.00% up to $1 billion;             No change
                        0.95% on the next $500 million;
                        0.90% o the next $500 million;
                        0.85% on the next $500 million;
                        0.80% over $2.5 billion; and
                        0.75% over $5 billion
Small Cap Fund          1.25% up to $1 billion;             1.00%
                        1.15% on the next $500 million;
                        1.10% on the next $500 million;
                        1.05% on the next $500 million; and
                        1.00% over $2.5 billion
Equity and Income Fund  0.75%                               No change
Oakmark Global Fund     1.00%                               No change
Oakmark International   1.00% up to $2.5 billion;           1.00% up to $2 billion;
 Fund                   0.95% on the next $2.5 billion; and 0.95% on the next $1 billion; and
                        0.90% over $5 billion               0.85% over $3 billion
Oakmark International   1.25%                               1.25% up to $500 million; and
Small Cap Fund                                              1.10% over $500 million

  Appendix A to this Proxy Statement sets forth other information about the current investment advisory agreements and the Pre-acquisition Advisory Agreements, including the dates of each. Appendix B to this Proxy Statement contains the form of the New Advisory Agreements. Each Pre-acquisition Advisory Agreement and each New Advisory Agreement matches the form in Appendix B, except for the name of the Fund, the date of the Agreement, the fees, and the initial contract term. The Pre-acquisition Advisory Agreements and the New Advisory Agreements are referred to as the "Agreements." The next several paragraphs briefly summarize some important provisions of the Agreements, but for a complete understanding of the Agreements you should read Appendixes A and B.

  Each Agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

  Each Agreement provides that it will continue in effect for an initial period until October 31, 2001. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Adviser (those Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

  Each Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, or by the Adviser upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs (such as the acquisition of Nvest by CDC AM).

  Each Agreement provides that the Adviser will not be liable to the Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

 Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on July 25, 2000 to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for that Fund.

  In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

  . the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Advisory Agreements);

  . the scope and quality of the services that the Adviser has been providing to the Funds;

  . the investment performance of each Fund and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Adviser by each Fund and by other funds managed by the Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing the advisory fee schedule of those Funds with investment objectives similar to other funds managed by the Adviser to the fee schedule of such other funds);

  . the total expense ratios of each Fund and of similar funds managed by other advisers;

  . the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by each Fund to affiliates of the Adviser for other services (see Appendix D to this Proxy Statement for more information about that compensation).

  In addition to reviewing that kind of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the acquisition of Nvest by CDC AM. Among other things, the Trustees considered:

  . the stated intention of Nvest and CDC AM that the Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Adviser that the acquisition will not change the investment approach or process used by the Adviser in managing the Funds;

  . representations of senior executives of the Adviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Adviser as a result of CDC AM's acquisition of Nvest, and representations of the Adviser, Nvest and CDC AM that they have no intention of terminating the employment of those executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and the Adviser to help retain and provide incentives for key personnel of Nvest and the Adviser;

  . assurances from the Adviser that it has no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it agrees to reimburse each class of the Funds if the class' annual ordinary operating expenses exceeds a certain percentage of its average net assets;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Adviser who currently provide transfer agency and brokerage services to the Funds are willing to continue to do so following the acquisition, and that the compensation rates payable by the Funds for those services are not expected to change as a result of the acquisition.

  In addition, the Trustees considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser or its affiliates (such as Nvest's parent organizations) may receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Adviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser (called the "Independent Trustees"). (No change in the current composition of the Trustees is required to satisfy that condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information referred to above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund.

 Information About the Ownership of the Adviser and the CDC AM/Nvest
  Transaction

  The Adviser is a limited partnership that has one general partner, Harris Associates, Inc. (the "Adviser General Partner"), whose directors are David G. Herro, Robert M. Levy, Roxanne M. Martino, Victor A. Morgenstern, Anita M. Nagler, William C. Nygren, Neil Ryland, and Peter S. Voss. Robert M. Levy is the President (the principal executive officer) of the Trust and of the Adviser. He is also the President and Chief Executive Officer of Harris Associates, Inc. The address of the Adviser, the Adviser General Partner and Mr. Levy is Two North LaSalle Street, Chicago, Illinois 60602-3790. The Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Adviser, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest, and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Trust trustees and officers who hold or have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Advisory Agreement for that Fund. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of a New Advisory Agreement for that Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain trustees and officers of the Trust will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Pre-acquisition Advisory Agreements. If for some reason the transaction does not occur, the automatic termination of the Pre-acquisition Advisory Agreements will not occur, and the New Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, Paris 75007, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that those options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of those options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

 Certain Relationships and Interests of Trustees and Officers

  Peter S. Voss, a Trustee of the Trust, and Victor A. Morgenstern, an officer and Trustee of the Trust, and the following persons who are officers of the Trust, are also officers or employees of the Adviser, directors of the Adviser General Partner or directors of Nvest Corporation: James P. Benson, Henry R. Berghoef, Kevin G. Grant, David G. Herro, Gregory L. Jackson, John J. Kane, Robert M. Levy, Clyde S. McGregor, Anita M. Nagler, William C. Nygren, Ann W. Regan,

Kristi L. Rowsell, Edward A. Studzinski, and Michael J. Welsh (collectively, the "Adviser Affiliates"). Some of the Adviser Affiliates, including Messrs. Voss and Morgenstern, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units an Adviser Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. In addition, the Merger Agreement provides that, in connection with CDC AM's acquisition of Nvest, certain Adviser Affiliates, including Mr. Voss, would enter into ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement would generally restrict an employee from competing with the Adviser and soliciting clients of the Adviser and would provide for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Adviser Affiliates would receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Adviser Affiliate must remain employed by the Adviser and must agree to refrain from competing with the Adviser and soliciting clients of the Adviser.

 Certain Brokerage Matters

  In their consideration of the New Advisory Agreements, the Trustees took account of the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser. The Adviser has informed the Trustees that it does not expect to change those practices as a result of CDC AM's acquisition of Nvest. The following is a summary of those practices:

  Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of the Adviser. HASLP is a limited partnership that has one general partner, Harris Associates, Inc., which also is the general partner of the Adviser, and one limited partner, the Adviser.

  In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

  Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

  The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the Adviser, in performing its responsibilities to the Funds, receives and evaluates a broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. The Adviser believes that, in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

  The Trustees, including a majority of the Independent Trustees, have determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The Trustees have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to HASLP are consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions intend to comply with, section 17(e) of the Investment Company Act and rules thereunder.

  The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the Trustees. Appendix D contains information about the brokerage commissions paid to HASLP during the last fiscal year.

 Other Information

  Fund Annual and Semi-Annual Reports. The Funds have previously sent an Annual Report dated September 30, 1999 and a Semi-Annual Report dated March 31, 2000 to their shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at P.O. Box 8510, Boston, Massachusetts 02266-8510 or by calling 1-800-OAKMARK (1-800-625-6275).

  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 1, 2000 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Adviser or of Nvest and its affiliated companies. In addition, D. F. King & Co., Inc. ("D.F. King") has been engaged to assist in the solicitation of proxies by the Trust, at an
estimated cost of $    .

  How to Vote. You may vote your shares by mail (by signing and returning the enclosed proxy card(s)), by telephone, or over the Internet. To vote by telephone or over the Internet, follow the instructions on your proxy card(s).

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Adviser, Nvest or CDC AM. None of these costs will be borne by the Funds.

  Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement(s). You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting (the "Tellers"). Thirty percent of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares are to be voted.

  Required Vote. For each Fund, the vote required to approve the Fund's New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

  Adjournments; Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                                                                                         Date of Last
                                                                                         Submission of
                                                                                       Current Advisory
                                                               Description of Trustee    Agreement for
                                  New Advisory     Date of        Action on Current       Shareholder
                  Old Advisory    Fees (after      Current       Advisory Agreement      Approval and
                 Fees (prior to  September 30,     Advisory      Since Beginning of       Reason for
     Fund       October 1, 2000)     2000)        Agreement    Fund's Last Fiscal Year    Submission
     ----       ---------------  -------------- -------------- ----------------------  ----------------
Oakmark Fund    1.00% up to      1.00% up to $2 August 30,     On September 9, 1999,   January 30,
                $2.5 billion;    billion; 0.90% 1996, as       the trustees approved   1996, due to
                0.95% on the     on the next $1 amended        the continuation of     termination of
                next $1.25       billion; 0.80% September 17,  the Fund's current      advisory
                billion; 0.90%   on the next $2 1998 and as    investment advisory     agreement upon
                on the next      billion; and   amended        agreement until         the change of
                $1.25 billion;   0.75% over $5  effective      September 30, 2000 and  control of
                0.85% over $5    billion        October 1,     on July 25, 2000, the   parent company
                billion; and                    2000           trustees approved the   of Adviser.
                0.80% over $10                                 continuation of that
                billion                                        agreement, as amended,
                                                               until October 31,
                                                               2000.
Select Fund     1.00% up to $1   No change      October 22,    On September 9, 1999,   The Current
                billion; 0.95%                  1996, as       the trustees approved   Advisory
                on the next                     amended        the continuation of     Agreement has
                $500 million;                   September 9,   the Fund's current      not been
                0.90% on the                    1997 and       investment advisory     approved by
                next $500                       September 17,  agreement until         shareholders
                million; 0.85%                  1998           September 30, 2000 and  since the public
                on the next                                    on July 25, 2000, the   offering of the
                $500 million;                                  trustees approved the   Fund's shares.
                0.80% over $2.5                                continuation of the
                billion; and                                   Fund's current
                0.75% over $5                                  investment advisory
                billion                                        agreement until
                                                               October 31, 2000.
Small Cap Fund  1.25% up to $1   1.00%          August 30,     On September 9, 1999,   January 30,
                billion; 1.15%                  1996, as       the trustees approved   1996, due to
                on the next                     amended        the continuation of     termination of
                $500 million;                   September 9,   the Fund's current      advisory
                1.10% on the                    1997 and as    investment advisory     agreement upon
                next $500                       amended        agreement until         the change of
                million; 1.05%                  effective      September 30, 2000 and  control of
                on the next                     October 1,     on July 25, 2000, the   parent company
                $500 million;                   2000           trustees approved the   of Adviser.
                1.00% over $2.5                                continuation of that
                billion                                        agreement, as amended,
                                                               until October 31,
                                                               2000.

                                                                                        Date of Last
                                                                                        Submission of
                                                                                      Current Advisory
                                                              Description of Trustee    Agreement for
                                 New Advisory     Date of        Action on Current       Shareholder
                 Old Advisory    Fees (after      Current       Advisory Agreement      Approval and
                Fees (prior to  September 30,     Advisory      Since Beginning of       Reason for
    Fund       October 1, 2000)     2000)        Agreement    Fund's Last Fiscal Year    Submission
    ----       ---------------  -------------- -------------- ----------------------  ----------------
Equity and     0.75%            No change      August 30,     On September 9, 1999,   January 30,
Income Fund                                    1996           the trustees approved   1996, due to
                                                              the continuation of     termination of
                                                              the Fund's current      advisory
                                                              investment advisory     agreement upon
                                                              agreement until         the change of
                                                              September 30, 2000 and  control of
                                                              on July 25, 2000, the   parent company
                                                              trustees approved the   of Adviser.
                                                              continuation of the
                                                              Fund's current
                                                              investment advisory
                                                              agreement until
                                                              October 31, 2000.
Global Fund    1.00%            No change      August 1, 1999 On September 9, 1999,   The Current
                                                              the trustees approved   Advisory
                                                              the continuation of     Agreement has
                                                              the Fund's current      not been
                                                              investment advisory     approved by
                                                              agreement until         shareholders
                                                              September 30, 2000 and  since the public
                                                              on July 25, 2000, the   offering of the
                                                              trustees approved the   Fund's shares.
                                                              continuation of the
                                                              Fund's current
                                                              investment advisory
                                                              agreement until
                                                              October 31, 2000.
International  1.00% up to      1.00% up to $2 August 30,     On September 9 1999,    January 30,
Fund           $2.5 billion;    billion; 0.95% 1996 and as    the trustees approved   1996, due to
               0.95% on the     on the next $1 amended        the continuation of     termination of
               next $2.5        billion; and   effective      the Fund's current      advisory
               billion; and     0.85% over $3  October 1,     investment advisory     agreement upon
               0.90% over $5    billion        2000           agreement until         the change of
               billion                                        September 30, 2000 and  control of
                                                              on July 25, 2000, the   parent company
                                                              trustees approved the   of Adviser.
                                                              continuation of that
                                                              agreement, as amended,
                                                              until October 31,
                                                              2000.

                                                                                        Date of Last
                                                                                        Submission of
                                                                                      Current Advisory
                                                              Description of Trustee    Agreement for
                                 New Advisory     Date of       Action on Current A      Shareholder
                 Old Advisory    Fees (after      Current     dvisory Agreement Since   Approval and
                Fees (prior to  September 30,     Advisory      Beginning of Fund's      Reason for
    Fund       October 1, 2000)     2000)        Agreement       Last Fiscal Year        Submission
    ----       ---------------  -------------- -------------- ----------------------  ----------------
International  1.25%            1.25% up to    August 30,     On September 9, 1999,   January 30,
Small Cap                       $500 million;  1996 and as    the trustees approved   1996, due to
Fund                            and 1.10% over amended        the continuation of     termination of
                                $500 million   effective      the Fund's current      advisory
                                               October 1,     investment advisory     agreement upon
                                               2000           agreement until         the change of
                                                              September 30, 2000 and  control of
                                                              on July 25, 2000, the   parent company
                                                              trustees approved the   of Adviser.
                                                              continuation of that
                                                              agreement, as amended,
                                                              until October 31,
                                                              2000.

                                                                     Appendix B

                    FORM OF INVESTMENT ADVISORY AGREEMENTS

                         INVESTMENT ADVISORY AGREEMENT

                                      FOR

                          [NAME OF FUND APPEARS HERE]

  HARRIS ASSOCIATES INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and HARRIS ASSOCIATES L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser (the "Adviser"), agree as follows:

  1. Appointment of Adviser. The Trust appoints the Adviser to act as manager and investment adviser to [Name of Fund Appears Here] (the "Fund"), a series of the Trust, for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

  2. Services of Adviser.

    (a) The Adviser shall manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the board of trustees of the Trust, for the period and on the terms set forth in this agreement. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's Agreement and Declaration of Trust, bylaws and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Fund in any way.

    (b) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 4. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available for any transaction. The Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

    (c) To the extent contemplated by the Trust's registration statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

  3. Services other than as Adviser. The Adviser (or an affiliate of the Adviser) may act as broker for the Trust in connection with the purchase or sale of securities by or to the Trust if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. Such brokerage services are not within the scope of the duties of the Adviser under this agreement, and, within the limits permitted by law and the trustees, the Adviser (or an affiliate of the Adviser) may receive brokerage commissions, fees or other remuneration from the Trust for such services in addition to its fee for services as Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Trust for other services performed by or for the Trust which are not within the scope of the duties of the Adviser under this agreement.

  4. Expenses to be paid by Adviser. The Adviser shall furnish to the Trust, at its own expense, such office space and all office facilities, equipment and personnel necessary to render the services set forth in paragraph 2 above. The Adviser shall also assume and pay all expenses incurred by it related to the placement of securities orders, and all expenses of marketing shares of the Trust.

  5. Expenses to be paid by the Trust. The Trust shall pay all expenses not expressly assumed by the Adviser, including but not limited to: all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents, fund accounting agents, registrars and its dividend disbursing and redemption agents, if any; all charges of legal counsel and of independent auditors; all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Trust or its board of trustees with respect to the Fund; all expenses of shareholder meetings; all expenses of typesetting of the Fund's prospectus and of printing and mailing copies of the prospectus furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Trust; all expenses of bond and insurance coverage required by law or deemed advisable by the Trust's board of trustees; all expenses of maintaining the registration of shares of the Trust under the 1933 Act and of qualifying and maintaining qualification of shares of the Trust under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate and all expenses of maintaining the registration of the Trust under the 1940 Act; and all fees, dues and other expenses related to membership of the Trust in any trade association or other investment company organization. In addition to the payment of expenses, the Trust shall also pay all brokers' commissions and other charges relating to the purchase and sale of portfolio securities.

  6. Compensation of Adviser. For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser hereunder, the Trust shall pay out of Fund assets to the Adviser a monthly fee, based on the Fund's net assets as of the last business day of the preceding month, at the annual rate of [insert annual rate of fee here] of net assets. The fee for a month shall be paid as soon as practicable after the last day of that month. The fee payable hereunder shall be reduced proportionately during any month in which this agreement is not in effect for the entire month.

  7. Limitation of expenses of the Fund. The total expenses of the Fund, exclusive of taxes, interest and extraordinary litigation expenses, but including fees paid to the Adviser, shall not in any fiscal year of the Trust exceed the most restrictive limits prescribed by any state in which Fund shares are then being offered for sale, and the Adviser agrees to reimburse the Fund for any sums expended for such expenses in excess of that amount. Brokers' commissions and other charges relating to the purchase and sale of portfolio securities shall not be regarded as expenses.

  8. Services of Adviser not exclusive. The services of the Adviser to the Trust hereunder are not exclusive, and the Adviser shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

  9. Liability of Adviser. The Adviser shall not be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the partners, employees or agents of the Adviser, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this agreement.

  10. Liability of Trust. The obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust.

  11. Use of Adviser's name. The Trust may use the name "Harris Associates Investment Trust," or any other name derived from the name "Harris Associates," and the name "Oakmark" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use any name derived from the name "Harris Associates," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the Adviser's business as investment adviser, and shall cease to use the name "Oakmark" or any name derived from the name "Oakmark." The consent of the Adviser to the use of such names by the Trust shall not prevent the Adviser's permitting any other enterprise, including another investment company, to use such name or names.

  12. Duration and renewal.

    (a) Unless terminated as provided in section 13, this agreement shall
  continue in effect until      , and thereafter from year to year only so
  long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of the Trust or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the board of trustees of the Trust or a vote of the holders of a majority of the outstanding shares of the Fund (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act).

    (b) Any approval of this agreement by the holders of a majority of the outstanding shares of the Fund shall be effective to continue this agreement notwithstanding that it has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

  13. Termination. This agreement may be terminated at any time, without payment of any penalty, by the board of trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of the Fund, upon 60 days' written notice to the Adviser. This agreement may be terminated by the Adviser at any time upon 60 days' written notice to the Trust. This agreement shall terminate automatically in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

  14. Amendment. This agreement may not be amended without the affirmative vote (a) of a majority of those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and (b) of the holders of a majority of the outstanding shares of the Fund.

Dated:

                                       Harris Associates Investment Trust

                                       By: ___________________________________

                                       Harris Associates L.P.
                                          by Harris Associates, Inc.
                                          its General Partner

                                       By: ___________________________________

                                                                     Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISER

  The Adviser acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to four of the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

The Oakmark Fund:

                                                                       Adviser's
                                                                    Relationship to
                         Net Assets of  Annual Rate of Compensation   Other Fund
    Other Funds with     Other Funds at     (As a Percentage of       (Adviser or
   Similar Objectives    June 30, 2000   Average Daily Net Assets)   Sub-Adviser)
   ------------------    -------------- --------------------------- ---------------
Harris Oakmark Large Cap  $ 41,259,166   0.450% of first $100       Sub-Adviser
Value Fund, a series of                  million; 0.400% of next
Metropolitan Series                      $400 million; and 0.350%
Fund, Inc.                               over $500 million

Harris Associates Value   $  6,593,430   0.750% of first $25        Sub-Adviser
Portfolio, a series of                   million; 0.600% of next
LPT Variable Insurance                   $75 million; and 0.500%
Series Trust                             over $100 million

Nvest Star Advisers       $204,546,176   0.650% of first $50        Sub-Adviser
Fund, a series of Nvest                  million; 0.600% of next
Funds Trust I                            $50 million; and 0.550%
                                         over $100 million

Nvest Star Worldwide      $ 49,608,787   0.650% of first $50        Sub-Adviser
Fund, a series of Nvest                  million; 0.600% of the
Funds Trust I (Domestic                  next $50 million; and
Portfolio)                               0.550% over $100 million

The Oakmark Select Fund:

                                                                       Adviser's
                                                                    Relationship to
                         Net Assets of  Annual Rate of Compensation   Other Fund
    Other Funds with     Other Funds at     (As a Percentage of       (Adviser or
   Similar Objectives    June 30, 2000      Average Net Assets)      Sub-Adviser)
   ------------------    -------------- --------------------------- ---------------
Harris Oakmark Mid Cap    $103,276,079   0.450% on first $100       Sub-Adviser
Fund, a series of New                    million; 0.400% on next
England Zenith Fund                      $400 million; and 0.350%
                                         over $500 million

Massachusetts Mutual      $ 25,797,438   0.500% on first $100       Sub-Adviser
Focused Value Fund, a                    million; 0.450% on next
series of MassMutual                     $400 million; and 0.400%
Institutional Funds                      over $500 million

Masters' Select Value     $  4,495,724   0.650% on first $50        Sub-Adviser
Fund, a series of                        million;
Masters' Select Funds                    0.600% on next $50
Trust                                    million; and 0.550% over
                                         $100 million

Nvest Star Value Fund, a  $ 52,698,095   0.500% of first $100       Sub-Adviser
series of Nvest Funds                    million and 0.450% over
Trust I                                  $100 million

The Oakmark Small Cap Fund:

                                                                       Adviser's
                                                                    Relationship to
                         Net Assets of  Annual Rate of Compensation   Other Fund
    Other Funds with     Other Funds at     (As a Percentage of       (Adviser or
   Similar Objectives    June 30, 2000   Average Daily Net Assets)   Sub-Adviser)
   ------------------    -------------- --------------------------- ---------------
Nvest Star Small Cap      $ 36,335,600            0.700%            Sub-Adviser
Fund, a series of Nvest
Funds Trust I

The Oakmark International Fund:

                                                                       Adviser's
                                                                    Relationship to
                         Net Assets of  Annual Rate of Compensation   Other Fund
    Other Funds with     Other Funds at     (As a Percentage of       (Adviser or
   Similar Objectives    June 30, 2000      Average Net Assets)      Sub-Adviser)
   ------------------    -------------- --------------------------- ---------------
Masters' Select           $63,914,281             0.650%            Sub-Adviser
International, a series
of Masters' Select Funds
Trust

Nvest Star Worldwide      $64,949,006    0.650% of first $50        Sub-Adviser
(International                           million; 0.600% of the
Portfolio)                               next $50 million; and
                                         0.550% over $100 million

                                                                      Appendix D

                                                       Transfer Agency and                        Percentage of Fund's
                                                      Shareholder Servicing       Brokerage         Total Brokerage
                                                      Fees Paid to Advisers' Commissions Paid to  Commissions Paid to
                         Advisory Fee Paid to Adviser       Affiliates       Advisers' Affiliates Advisers' Affiliates
                               (for fiscal year          (for fiscal year      (for fiscal year     (for fiscal year
     Name of Fund               ended 9/30/99)            ended 9/30/99)        ended 9/30/99)       ended 9/30/99)
     ------------        --------------------------------------------------- -------------------- --------------------
Oakmark Fund                             $ 59,957,947        $165,683             $1,944,758              44.1%
Select Fund                              $ 15,358,029        $ 53,793             $  725,722              31.0
Small Cap Fund                           $  7,251,751        $ 21,363             $  213,191              19.1
Equity and Income Fund                   $    464,454        $  3,335             $   56,545              69.6
Global Fund              Fee paid:       $     18,520        $  1,762             $   29,127              43.2
                         Reimbursement:  $     15,474
                                         ------------

                         Net fee:        $      3,046
International Fund                       $  8,068,806        $ 34,772                    --                --
International Small Cap
Fund                                     $  1,330,000        $  5,928                    --                --

                                                                      Appendix E

Shares Outstanding and Entitled to Vote

  For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 1, 2000 was as follows:

                                                              Number of Shares
                                                             -------------------
Name of Fund                                                  Class I   Class II
------------                                                 ---------- --------
The Oakmark Fund............................................ 82,138,247       0
The Oakmark Select Fund..................................... 80,419,547 261,575
The Oakmark Small Cap Fund.................................. 16,459,156       0
The Oakmark Equity and Income Fund..........................  3,360,580       0
The Oakmark Global Fund.....................................  2,605,032       0
The Oakmark International Fund.............................. 52,127,532   4,252
The Oakmark International Small Cap Fund....................  8,469,151       0

Ownership of Shares

  As of July 1, 2000, the Trust believes that the Trustees and executive officers of the Trust, as a group, owned less than one percent of class II shares of each Fund and of the Trust as a whole. The following Trustees and executive officers of the Trust owned the following number and percentages of the outstanding shares of Class I shares of each Fund:

                                                               Equity &                                       Intl. Small
                   Oakmark        Select        Small Cap       Income         Global        International        Cap
                  ------------- -------------- -------------- ------------- ---------------  ---------------- ---------------
                  Total      %   Total      %   Total      %  Total      %   Total      %     Total       %    Total      %
                  ------    --- -------    --- -------    --- ------    --- -------    ----  --------    ---- -------    ----
Michael J.
Friduss.........   1,148(1)  *   24,491(1)  *    1,847(1)  *       0     *    2,533     *       2,890     *     1,469     *
Thomas H.
Hayden..........       0     *    2,878     *    1,181     *       0     *      659     *       1,170     *               *
Robert Levy.....       0     *  197,951     *   30,560     *       0     *   82,323    3.16%        0     *    39,963     *
Christine M.
Maki............     807     *    2,394     *    1,603     *     640     *      609     *       1,092     *       898     *
Victor A.
Morgenstern.....  30,373(2)  *  106,796(2)  *   69,291     *  11,430(2)  *  125,353(2) 4.81%   84,670(2)  *   129,902(2) 1.53%
Allan J. Reich..   2,655     *    6,596     *      372     *   1,798     *    1,032     *       1,820     *       331     *
Marv R. Rotter..     194     *      340     *      411     *     440     *    5,507     *           0     *     1,394     *
Burton W.
Ruder...........       0     *      422     *    3,822(3)  *     186     *    4,318     *      13,869(3)  *    32,591(3)  *
Peter S. Voss...   2,914     *    4,465     *    4,533     *       0     *        0     *       9,815     *     5,485     *
Gary N. Wilner,
M.D. ...........   5,040     *    2,333     *    4,638     *     179     *    2,503     *       4,780     *     1,878     *
Trustees and
executive
officers as a
group (10
persons)........  43,131     *  348,666     *  118,258     *  14,673     *  224,837    8.63%  120,106     *   213,911    2.53%

----
Unless otherwise indicated, the persons named in the table above have sole voting and investment power over all shares beneficially owned by them, subject to applicable community property laws.
 *  Less than 1%.
(1) Mr. Friduss shares voting and/or investment power over 161 shares of Oakmark Fund and 12,048 shares of Select Fund.
(2) Mr. Morgenstern shares voting and/or investment power over 3,481 shares of Oakkmark Fund, 3,197 shares of Select Fund, 5,961 shares of Small Cap Fund, 11,430 shares of Equity and Income Fund, 25,046 shares of Global Fund, 1,881 shares of International Fund and 24,152 shares of International Small Cap Fund.
(3) Mr. Ruder shares voting and/or investment power over 2,765 shares of Small Cap Fund, 4,799 shares of International Fund and 8,198 shares of International Small Cap Fund.

  As of July 1, 2000, the following persons owned of record or beneficially 5% more of the noted class of shares of the following Fund:

                                                                 Amount and
                                                               Percentage of
                                                                Outstanding
     Name and Address                Fund and Class             Shares Held
     ----------------                --------------          ------------------
Banc of America Securities  International Small Cap, Class I    464,282,  5.47%
 LLC CNSV(1)
 600 Montgomery Street      Global, Class I                     382,979, 14.76%
 San Francisco, CA 94111-
  2702

Charles Schwab & Co.        Oakmark, Class I                 21,787,334, 26.54%
 Inc.(1)
 101 Montgomery Street      Select, Class I                  27,267,710, 33.94%
 San Francisco, CA 94104-   Small Cap, Class I                4,179,932, 25.44%
  4122
                            Equity and Income, Class I          522,730, 15.56%
                            International, Class I           16,791,839, 32.23%
                            International Small Cap, Class I  2,437,320, 28.71%
                            Global, Class I                     185,590,  7.15%

Clyde S. and Joan K.        Equity and Income, Class I          290,397,  8.64%
 McGregor(2)
 Two North LaSalle Street,
  #500
 Chicago, IL 60602

National Financial          Oakmark, Class I                  5,435,001,  6.62%
 Services Corp.(1)
 P.O. Box 3908              Select, Class I                  15,892,868, 19.78%
 Church Street Station      Small Cap, Class I                1,476,739,  8.99%
 New York, NY 10008-3908    International, Class I            3,032,537,  5.82%
                            International Small Cap, Class I    626,474,  7.38%

Merrill Lynch Pierce        Select, Class II                    219,047, 83.82%
 Fenner & Smith Inc.(1)
 4800 Deer Lake Dr. E. 3rd
  Fl.
 Jacksonville, FL 32246-
  6484

Reliance Trust(1)           Select, Class II                     17,075,  6.53%
 FBO MetLife Defined
  Contribution Group
 3384 Peachtree Rd. NE 9th
  Fl.
 Atlanta, GA 30326-1181

John Hancock(1)             Select, Class II                     25,191,  9.64%
 FBO Cross & Peters
 101 Huntington Ave. Fl. 5
 Boston, MA 02199-7603

John Hancock(1)             International, Class II               2,213, 52.04%
 FBO Wakefield Management
 101 Huntington Ave. Fl. 8
 Boston, MA 02199-7603

John Hancock(1)             International, Class II               2,039, 47.96%
 FBO FGM
 101 Huntington Ave. Fl. 5
 Boston, MA 02199-7603

-----------
(1) Shares are held for accounts of customers.
(2) 7.06% of the outstanding shares are held beneficially by Clyde S. and Joan
    K. McGregor and 1.58% of the outstanding shares are held beneficially by Clyde S. McGregor.

            PROXY     HARRIS ASSOCIATES INVESTMENT TRUST     PROXY

                         PLEASE VOTE YOUR PROXY TODAY

       Prompt response will save the expense of additional solicitations


CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.


1.   VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed
     ------------
     postage paid envelope.
     NOTE:  Your proxy is not valid unless it is signed.
            -------------------------------------------

2.   VOTE BY TOUCH-TONE PHONE:  Dial 1-888-221-0697, enter the CONTROL NUMBER
     ------------------------
     printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can
     ---------------------
     vote each card during the call. Each card has a different control number.

3.   VOTE VIA THE INTERNET:  Log on to www.oakmark.com, enter your CONTROL
     ---------------------
     NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

                       IF YOU VOTE BY PHONE OR INTERNET,
                     PLEASE DO NOT RETURN YOUR PROXY CARD.


                              VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO www.oakmark.com



           Please fold and detach card at perforation before mailing

        PROXY           HARRIS ASSOCIATES INVESTMENT TRUST       PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 11, 2000



The undersigned hereby appoints Victor A. Morgenstern, Anita M. Nagler and Ann
W. Regan and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Harris Associates Investment Trust (the "Trust"), on Wednesday, October 11, 2000 at 10:00 a.m. central time, and any adjournments thereof, all of the shares of each Fund of the Trust that the undersigned would be entitled to vote if personally present.

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                        ---------------------------------------


                                        ---------------------------------------

                                        Signature(s) (if held jointly)


                                        -----------------------------
                                        Date

            Please fold and detach card at perforation before mailing

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.


             Please vote by filling in the appropriate box below.





1.   Approval of a new Investment Advisory       FOR    AGAINST    ABSTAIN
     Agreement between the Trust and Harris      [_]      [_]        [_]
     Associates L.P.